                                                                    EXHIBIT 10.1

                       FIRST AMENDMENT TO CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of June 23, 2006, is by and among ARMOR HOLDINGS, INC., a Delaware corporation
(the "Borrower"), the Material Domestic Subsidiaries of the Borrower from time to time party hereto (individually a "Guarantor" and collectively the
"Guarantors") and WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent on behalf of the Lenders (defined below) under the Credit Agreement (defined below) (in such capacity, the "Administrative Agent").

                               W I T N E S S E T H

         WHEREAS, the Borrower, the Guarantors, certain banks and financial institutions from time to time party thereto (the "Lenders") and the
Administrative Agent are parties to that certain Credit Agreement dated as of
May 25, 2006 (as amended, modified, supplemented, or restated from time to time, the "Credit Agreement"; capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement, as amended hereby);

         WHEREAS, the Credit Parties have requested the Required Lenders amend certain provisions of the Credit Agreement; and

         WHEREAS, the Required Lenders are willing to make such amendments to the Credit Agreement, subject to the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I
                         AMENDMENTS TO CREDIT AGREEMENT

         1.1      AMENDMENT TO SECTION  6.10. Section 6.10 of the Credit
Agreement is hereby  amended by replacing all references therein to ".25x" with
 "0.25".

         1.2      AMENDMENT TO SECTION 6.13. Section 6.13 of the Credit
Agreement is hereby amended and restated in its entirety to read as follows:

                  The Credit Parties will not, nor will they permit any
         Subsidiary to, enter into, assume or become subject to any agreement prohibiting or otherwise restricting the creation or assumption of any
         Lien upon any of their properties or assets, whether now owned or hereafter acquired, or requiring the grant of any security for such obligation if security is given for some other obligation, except (a)
         pursuant to this Agreement and the

         other Credit Documents, (b) pursuant to any document or instrument;
         provided that any such restriction contained therein relates only to the asset or assets constructed or acquired in connection therewith or otherwise the subject matter thereof; (c) in connection with any
         Permitted Lien or any document or instrument governing any Permitted
         Lien; provided that any such restriction contained therein relates only to the asset or assets subject to such Permitted Lien, (d) customary non-assignment or non-pledge provisions in Government Contracts, joint venture agreements, Intellectual Property licenses and other agreements that customarily have such provisions; provided that any such restriction contained therein relates only to such contract, agreement, or license (and assets required for performance thereunder) and does not extend to any other properties or assets and (e) pursuant to any indenture, guaranty or other agreement with respect to Indebtedness permitted pursuant to Section 6.1(g), (h), (i), (l), (m) and (p);
         provided that (i) the Liens in favor of the Administrative Agent shall be permitted thereunder and (ii) the prohibitions and restrictions on
         Liens set forth in such indenture or agreement shall be no more restrictive on the Credit Parties than the prohibitions and restrictions set forth in Section 6.2.

                                   ARTICLE II
                           CONDITIONS TO EFFECTIVENESS

         2.1      CLOSING CONDITIONS.

         This Amendment shall become effective as of the date hereof upon satisfaction of the following conditions (in form and substance reasonably acceptable to the Administrative Agent):

                  (a) Executed Amendment. The Administrative Agent shall have received a copy of this Amendment duly executed by each of the Credit
         Parties and the Administrative Agent, on behalf of the Required
         Lenders.

                  (b) Executed Consents. The Administrative Agent shall have received executed consents, in the form of Exhibit A attached hereto, from the Required Lenders authorizing the Administrative Agent to enter into this Amendment on their behalf. The delivery by the Administrative
         Agent of a signature to this Amendment shall constitute conclusive evidence that the consents from the Required Lenders have been obtained.

                                   ARTICLE III
                                  MISCELLANEOUS

         3.1 AMENDED TERMS. All references to the Credit Agreement in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the
Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

                                       2

         3.2 REPRESENTATIONS AND WARRANTIES OF CREDIT PARTIES. Each of the
Credit Parties represents and warrants as follows as of the date hereof, after giving effect to this Amendment:

                  (a) It has taken all necessary action to authorize the
         execution, delivery and performance of this Amendment.

                  (b) This Amendment has been duly executed and delivered by such Person and constitutes such Person's valid and legally binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

                  (c) No consent, approval, authorization or order of, or
         registration or qualification with, any Governmental Authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

                  (d) No filing with any Governmental Authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment, except for those filings the failure of which to make by such Person could not reasonably be expected to have a Material Adverse Effect.

                  (e) The representations and warranties set forth in Article
         III of the Credit Agreement are true and correct as of the date hereof
         (except for those which expressly relate to an earlier date).

                  (f) After giving effect to this Amendment, no event has
         occurred and is continuing which constitutes a Default or an Event of
         Default.

                  (g) The Security Documents continue to create a valid security interest in, and Lien upon, the Collateral, in favor of the
         Administrative Agent, for the benefit of the Lenders, which security interests and Liens are perfected in accordance with the terms of the
         Security Documents and prior to all Liens other than Permitted Liens.

                  (h) Except as specifically provided in this Amendment, the
         Credit Party Obligations are not reduced or modified by this Amendment and are not subject to any offsets, defenses or counterclaims.

         3.3 REAFFIRMATION OF CREDIT PARTY OBLIGATIONS. Each Credit Party hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all of the terms of the Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective
Credit Party Obligations.

                                       3

         3.4 CREDIT DOCUMENT. This Amendment shall constitute a Credit Document under the terms of the Credit Agreement.

         3.5 FURTHER ASSURANCES. The Credit Parties agree to promptly take such action, upon the request of the Administrative Agent, as is necessary to carry out the intent of this Amendment.

         3.6 ENTIRETY. This Amendment and the other Credit Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

         3.7 COUNTERPARTS; TELECOPY. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.
Delivery of an executed counterpart to this Amendment by telecopy shall be effective as an original and shall constitute a representation that an original will be delivered.

         3.8 NO ACTIONS, CLAIMS, ETC. As of the date hereof, each of the Credit
Parties hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, against the Administrative Agent, the
Lenders or the Administrative Agent's or the Lenders' respective officers, employees, representatives, agents, counsel or directors arising from any action by such Persons, or failure of such Persons to act under this Credit Agreement on or prior to the date hereof.

         3.9 GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE
PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED
IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401
AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

         3.10 CONSENT TO JURISDICTION AND SERVICE OF PROCESS; WAIVERS OF JURY
TRIAL AND CONSEQUENTIAL DAMAGES. The jurisdiction, service of process and waivers of jury trial and consequential damages provisions set forth in Sections
9.14 and 9.17 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

         3.11 SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         3.12 FEES AND EXPENSES. The Borrower agrees to pay all fees and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the fees and expenses of Moore & Van Allen PLLC.

                   [BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

                                       4

                              ARMOR HOLDINGS, INC.
                       FIRST AMENDMENT TO CREDIT AGREEMENT

         IN WITNESS WHEREOF the Borrower, the Guarantors and the Required
Lenders have caused this Amendment to be duly executed on the date first above written.

BORROWER:                           ARMOR HOLDINGS, INC.
---------

                                    By: /s/ Philip Baratelli
                                       -----------------------------------------
                                       Name:  Philip Baratelli
                                       Title: Corporate Controller, Treasurer
                                              and Secretary

                              ARMOR HOLDINGS, INC.
                       FIRST AMENDMENT TO CREDIT AGREEMENT

GUARANTORS:                                 911EP, INC.
-----------                                 AHI PROPERTIES I, LLC
                                            ARMOR ACCESSORIES, INC.
                                            ARMOR BRANDS, INC.
                                            ARMORGROUP SERVICES, LLC
                                            ARMOR HOLDINGS GP, LLC
                                            ARMOR HOLDINGS LP, LLC
                                            ARMOR HOLDINGS FORENSICS, L.L.C.
                                            ARMOR HOLDINGS PRODUCTS, L.L.C.
                                            ARMOR HOLDINGS PROPERTIES, INC.
                                            ARMOR HOLDINGS MOBILE
                                              SECURITY, L.L.C.
                                            ARMOR SAFETY PRODUCTS COMPANY
                                            CASCO INTERNATIONAL, INC.
                                            CDR INTERNATIONAL, INC.
                                            DEFENSE TECHNOLOGY CORPORATION
                                              OF AMERICA
                                            IDENTICATOR, LLC
                                            MONADNOCK LIFETIME PRODUCTS, INC.,
                                              a Delaware corporation
                                            MONADNOCK LIFETIME PRODUCTS, INC.,
                                              a New Hampshire corporation
                                            MONADNOCK POLICE TRAINING
                                              COUNCIL, INC.
                                            ODV HOLDINGS CORP.
                                            NEW TECHNOLOGIES ARMOR, INC.
                                            RAMTECH DEVELOPMENT CORP.
                                            SAFARILAND GOVERNMENT SALES, INC.
                                            SAFARI LAND LTD., INC.

                                            Each of the above

                                            By:/s/ Philip Baratelli
                                               ---------------------------------
                                               Name: Philip Baratelli
                                               Title: Vice President

                              ARMOR HOLDINGS, INC.
                       FIRST AMENDMENT TO CREDIT AGREEMENT

GUARANTORS (CONTINUED):                     O'GARA-HESS & EISENHARDT ARMORING
-----------------------                       COMPANY, L.L.C.
                                            PRO-TECH ARMORED PRODUCTS OF
                                              MASSACHUSETTS, INC.
                                            THE CENTIGON COMPANY, LLC
                                            CENTIGON SALES & MARKETING, LLC
                                            CENTIGON USA, LLC
                                            HATCH IMPORTS, INC.
                                            ARMOR HOLDINGS INFORMATION
                                              TECHNOLOGY, L.L.C.
                                            THE SPECIALTY GROUP, INC.
                                            SPECIALTY PLASTIC PRODUCTS OF
                                              DELAWARE, INC.
                                            SPECIALTY DEFENSE SYSTEMS OF
                                              DELAWARE, INC.
                                            MT. COBB SPECIALTY, INC. PENN FIBRE
                                            & SPECIALTY COMPANY OF
                                              DELAWARE, INC.
                                            PFS SALES COMPANY
                                            SPECIALTY DEFENSE SYSTEMS OF
                                              KENTUCKY, INC.
                                            SPECIALTY DEFENSE SYSTEMS OF
                                              NEVADA, INC.
                                            SPECIALTY DEFENSE SYSTEMS OF
                                              PENNSYLVANIA, INC.
                                            SPECIALTY DEFENSE SYSTEMS OF
                                              TENNESSEE, INC.
                                            SPECIALTY MACHINERY, INC.
                                            BIANCHI INTERNATIONAL
                                            ACCUCASE, LLC
                                            ARMOR HOLDINGS GOVERNMENT
                                              RELATIONS, LLC
                                            SECOND CHANCE ARMOR, INC.

                                            Each of the above

                                            By: /s/ Philip Baratelli
                                               --------------------------------
                                                Name: Philip Baratelli
                                                Title: Vice President

                              ARMOR HOLDINGS, INC.
                       FIRST AMENDMENT TO CREDIT AGREEMENT

GUARANTORS (CONTINUED):                     OAK BRANCH, LLC
-----------------------

                                            By: /s/ Philip Baratelli
                                               ---------------------------------
                                                Name: Philip Baratelli
                                                Title: President and Treasurer

                                            NAP PROPERTIES, LTD., A CALIFORNIA
                                             LIMITED PARTNERSHIP
                                            By: NAP PROPERTY MANAGERS LLC, its
                                            General Partner
                                            By: ARMOR HOLDINGS PROPERTIES, INC.,
                                            its Managing Member

                                            By: /s/ Philip Baratelli
                                               ---------------------------------
                                                Name: Philip Baratelli
                                                Title: Vice President

                                            NAP PROPERTY MANAGERS LLC
                                            By: ARMOR HOLDINGS PROPERTIES, INC.,
                                            its Managing Member

                                            By: /s/ Philip Baratelli
                                               ---------------------------------
                                                Name: Philip Baratelli
                                                Title: Vice President

                                            ARMOR HOLDINGS PAYROLL
                                              SERVICES, LLC

                                            By: /s/ Philip Baratelli
                                               ---------------------------------
                                                Name: Philip Baratelli
                                                Title: Manager

                                            STEWART & STEVENSON TACTICAL
                                              VEHICLE SYSTEMS, LP
                                            By: STEWART & STEVENSON TVS, INC.,
                                            its General Partner

                                            By: /s/ Philip Baratelli
                                               ---------------------------------
                                                Name: Philip Baratelli
                                                Title: Vice President

                              ARMOR HOLDINGS, INC.
                       FIRST AMENDMENT TO CREDIT AGREEMENT

GUARANTORS (CONTINUED):    SIMULA, INC.
-----------------------    SIMULA AEROSPACE & DEFENSE GROUP, INC.
                           SIMULA POLYMER SYSTEMS, INC.
                           SIMULA TECHNOLOGIES, INC.
                           INTERNATIONAL CENTER FOR SAFETY EDUCATION, INC.
                           ARMOR HOLDINGS AEROSPACE & DEFENSE, INC.

                           Each of the above

                           By: /s/ Glenn Heiar
                              -----------------------------------------
                               Name: Glenn Heiar
                               Title: Secretary and Treasurer

                           ARMOR HOLDINGS AIRCRAFT, LLC

                           By: /s/ Philip Baratelli
                              -----------------------------------------
                               Name: Philip Baratelli
                               Title: President

                       STEWART & STEVENSON SERVICES, INC.
                       EXTENDED REACH LOGISTICS, INC.
                       STEWART & STEVENSON FMTV
                         INTERNATIONAL, INC.
                       S&S TRUST
                       SIERRA DETROIT DIESEL ALLISON, INC.
                       STEWART & STEVENSON TVS, INC.
                       STEWART & STEVENSON VEHICLE
                         SERVICES, INC.
                       STEWART & STEVENSON HOLDINGS, INC.
                       TVS HOLDINGS, INC.
                       TVS HOLDINGS, LLC

                       Each of the above

                       By: /s/ Philip Baratelli
                       -----------------------------------------
                           Name: Philip Baratelli
                           Title: Vice President

                              ARMOR HOLDINGS, INC.
                       FIRST AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE AGENT:  WACHOVIA BANK, NATIONAL ASSOCIATION,
---------------------  as Administrative Agent on behalf of the Required Lenders

                            By: /s/ William F. Fox
                               -------------------------------------------------
                                Name: William F. Fox
                                Title: Director

                                    EXHIBIT A

                                    [FORM OF]
                           CONSENT TO FIRST AMENDMENT
                               TO CREDIT AGREEMENT

         This Consent is given pursuant to the Credit Agreement, dated as of May
25, 2006 (the "Credit Agreement"; and as amended by the Amendment (as defined below), the "Amended Credit Agreement"), by and among Armor Holdings, Inc., a
Delaware corporation (the "Borrower"), the Material Domestic Subsidiaries of the
Borrower from time to time party thereto (individually a "Guarantor" and collectively the "Guarantors"), the certain banks and financial institutions from time to time party thereto (the "Lenders") and Wachovia Bank, National
Association, as administrative agent for the Lenders (the "Administrative
Agent"). Capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement unless otherwise defined herein.

         The undersigned hereby approves the amendment of the Credit Agreement effected by the First Amendment to Credit Agreement (the "Amendment"), dated as of June [  ], 2006, by and among the Borrower, the Guarantors and the
Administrative Agent. The undersigned hereby authorizes the Administrative Agent to execute and deliver the Amendment on its behalf and, by its execution below, the undersigned agrees to be bound by the terms and conditions of the Amendment and the Credit Agreement.

         Delivery of this Consent by telecopy shall be effective as an original.

         A duly authorized officer of the undersigned has executed this Consent
as of the     day of                 , 2006.

                                         --------------------------------------,
                                         as a Lender

                                         By:
                                                --------------------------------
                                         Name:
                                                --------------------------------
                                         Title:
                                                --------------------------------